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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 4, 2006
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                         HEARTLAND PAYMENT SYSTEMS, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                    000-51265                22-3755714
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(State or other jurisdiction of   (Commission File No)       (I.R.S. Employer
incorporation or organization)                            Identification Number)


                  90 NASSAU STREET, PRINCETON, NEW JERSEY 08542
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               (Address of principal executive offices) (Zip Code)

                                 (609) 683-3831
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              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

On May 4, 2006, Heartland Payment Systems, Inc., a Delaware corporation (the Company), issued a press release announcing its financial results for the first quarter ended March 31, 2006. The information contained in this report, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On May 4, 2006, the Company conducted a properly noticed conference call to discuss its results of operations for the first quarter ended March 31, 2006 and to answer any questions raised by the call's audience.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits


Exhibit
Number                                   Description
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99.1            Press Release of the Company dated May 4, 2006




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 4, 2006

                                        Heartland Payment Systems, Inc.
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                                     (Registrant)


                                By:  /s/ Robert H.B. Baldwin, Jr.
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                                     Robert H.B. Baldwin, Jr.
                                     Chief Financial Officer